Exhibit 99.6

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                           1ST QTR       2ND QTR        3RD QTR        4TH QTR     TOTAL YEAR
                                                              --------      --------      ----------      --------     ----------
      EARNINGS CONTRIBUTION
        BY SUBSIDIARY ($ MILLIONS)

   1      Arizona Public Service                              $     33      $     70      $      130      $     34      $    267
   2      Pinnacle West Energy                                      --            --              --            --            --
   3      APS Energy Services                                       (2)           (2)             (2)           (3)           (9)
   4      SunCor                                                     1             3              --             2             6
   5      El Dorado                                                 --            --              --            11            11
   6      Parent Company                                            (1)           (2)             (2)           --            (5)
                                                              --------      --------      ----------      --------      --------

   7        Income From Continuing Operations                       31            69             126            44           270

   8a     Income Tax Benefit From Discontinued Operations           --            --              38            --            38
   8b     Extraordinary Charge - Net of Income Tax                  --            --            (140)           --          (140)
                                                              --------      --------      ----------      --------      --------

   9        Net Income                                        $     31      $     69      $       24      $     44      $    168
                                                              ========      ========      ==========      ========      ========

      EARNINGS PER SHARE
        BY SUBSIDIARY - DILUTED

  10      Arizona Public Service                              $   0.38      $   0.82      $     1.52      $   0.42      $   3.14
  11      Pinnacle West Energy                                      --            --              --            --            --
  12      APS Energy Services                                    (0.02)        (0.02)          (0.02)        (0.05)        (0.11)
  13      SunCor                                                  0.01          0.03           (0.01)         0.03          0.07
  14      El Dorado                                                 --            --              --          0.13          0.14
  15      Parent Company                                         (0.01)        (0.02)          (0.01)           --         (0.07)
                                                              --------      --------      ----------      --------      --------

  16        Income From Continuing Operations                     0.36          0.81            1.48          0.53          3.17

  17a     Income Tax Benefit From Discontinued Operations           --            --            0.45            --          0.45
  17b     Extraordinary Charge - Net of Income Tax                  --            --           (1.65)           --         (1.65)
                                                              --------      --------      ----------      --------      --------

  18        Net Income                                        $   0.36      $   0.81      $     0.28      $   0.53      $   1.97
                                                              ========      ========      ==========      ========      ========

  19  BOOK VALUE PER SHARE                                    $  25.49      $  25.58      $    25.84      $  26.00      $  26.00

      COMMON SHARES OUTSTANDING -
        DILUTED (THOUSANDS)
  20      Average                                               85,176        85,093          84,989        84,894        85,009
  21      End of Period                                         84,645        84,771          84,735        84,750        84,750

See Glossary of Terms.                                               Page 1 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                               1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                  --------      --------      --------      --------      --------
      ELECTRIC OPERATING REVENUES
        (DOLLARS IN  MILLIONS)
      Retail
 22     Residential                                               $    157      $    189      $    295      $    164      $    805
 23     Business                                                       190           237           269           216           912
                                                                  --------      --------      --------      --------      --------
 24     Total retail                                                   347           426           564           380         1,717
                                                                  --------      --------      --------      --------      --------
      Wholesale revenue on delivered electricity
 25     Traditional contracts                                           11            16            21            13            61
 26     Retail load hedge management                                    --            --           108            --           108
        Marketing and trading -- delivered
 27       Generation sales other than native load                        7             6             6            11            30
 28       Realized margin on electricity trading                         4            (2)            5             3            10
 29       Other delivered electricity (a)                               17            22            45            27           111
                                                                  --------      --------      --------      --------      --------
 30       Total delivered marketing and trading                         28            26            56            41           151
                                                                  --------      --------      --------      --------      --------
 31     Total delivered wholesale electricity                           39            42           185            53           320
                                                                  --------      --------      --------      --------      --------
      Other marketing and trading
 32     Realized margins on delivered commodities
          other than electricity (a)                                    (1)           --            (2)            5             2
 33     Prior period mark-to-market (gains) losses on
          contracts delivered during current period (a)                 --            --            --            --            --
 34     Change in mark-to-market for future-period deliveries           --             6            (1)           (4)            1
                                                                  --------      --------      --------      --------      --------
 32     Total other marketing and trading                               (1)            6            (3)            1             3
                                                                  --------      --------      --------      --------      --------
 36   Transmission for others                                            3             3             3             3            11
 37   Other miscellaneous services                                       3             4             6             5            18
                                                                  --------      --------      --------      --------      --------
 38       Total electric operating revenues                       $    391      $    481      $    755      $    442      $  2,069
                                                                  ========      ========      ========      ========      ========

      ELECTRIC SALES (GWH)

      Retail sales
 39     Residential                                                  1,796         1,939         3,160         1,880         8,775
 40     Business                                                     2,664         3,239         3,464         2,932        12,300
                                                                  --------      --------      --------      --------      --------
 41       Total retail                                               4,460         5,178         6,624         4,812        21,075
                                                                  --------      --------      --------      --------      --------
      Wholesale electricity delivered
 42     Traditional contracts                                          309           351           441           321         1,422
 43     Retail load hedge management                                    --            --           631            --           631
        Marketing and trading -- delivered
 44       Generation sales other than native load                      348           255           171           494         1,566
 45       Electricity trading                                        1,287         1,198         2,165         1,029         5,679
 46       Other delivered electricity                                  902         1,192         2,937         1,664         6,695
                                                                  --------      --------      --------      --------      --------
 47       Total delivered marketing and trading                      2,537         2,645         5,273         3,187        13,940
                                                                  --------      --------      --------      --------      --------
 48     Total delivered wholesale electricity                        2,846         2,996         6,345         3,508        15,993
                                                                  --------      --------      --------      --------      --------
 49       Total electric sales                                       7,306         8,174        12,969         8,320        37,068
                                                                  ========      ========      ========      ========      ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $0 million was transferred to "realized" for the total year 1999. Lines 29 and 32 include amounts totaling $0 million of realized revenues for the year 1999.

See Glossary of Terms.                                               Page 2 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                       1ST QTR    2ND QTR    3RD QTR    4TH QTR    TOTAL YEAR
                                                           -------    -------    -------    -------    ----------
      MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

      REALIZED AND MARK-TO-MARKET COMPONENTS
      Current Period Effects
        Realized margin on delivered commodities
          Electricity
 50         Generation sales other than native load          $  2       $  1       $  2       $  2        $  7
 51         Other electricity marketing and trading (a)         6         (2)         3         --           7
                                                             ----       ----       ----       ----        ----
 52         Total electricity                                   8         (1)         5          2          14
 53       Other commodities (a)                                (1)        --         (2)         6           3
                                                             ----       ----       ----       ----        ----
 54       Total realized margin                                 7         (1)         3          8          17
                                                             ----       ----       ----       ----        ----
        Prior-period mark-to-market (gains) losses on
          contracts delivered during current period (a)
 55         Electricity                                        --         --         --         --          --
 56         Other commodities                                  --         --         --         --          --
 57         Charge related to trading activities with
              Enron and its affiliates                         --         --         --         --          --
                                                             ----       ----       ----       ----        ----
 58         Subtotal                                           --         --         --         --          --
                                                             ----       ----       ----       ----        ----
 59     Total current period effects                            7         (1)         3          8          17
                                                             ----       ----       ----       ----        ----
      Change in mark-to-market gains (losses) for
        future period deliveries
 61       Electricity                                          (1)         4         (1)        --           2
 61       Other commodities                                     1          2         --         (4)         (1)
                                                             ----       ----       ----       ----        ----
 62       Total future period effects                          --          6         (1)        (4)          1
                                                             ----       ----       ----       ----        ----
 63   Total gross margin                                     $  7       $  5       $  2       $  4        $ 18
                                                             ====       ====       ====       ====        ====

----------
(a) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                               Page 3 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                   1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
                                                       -------    -------    -------    -------   ----------
      MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

      BY COMMODITY SOLD OR TRADED

 64   Electricity                                        $ 7        $ 3        $ 4        $ 2        $16
 65   Natural gas                                         (1)        --         --          1         --
 66   Coal                                                --         --         --         --         --
 67   Emission allowances                                  1          2         (2)         1          2
 68   Other                                               --         --         --         --         --
                                                         ---        ---        ---        ---        ---
 69   Total gross margin                                 $ 7        $ 5        $ 2        $ 4        $18
                                                         ===        ===        ===        ===        ===

      BY PINNACLE WEST ENTITY

      Parent company marketing and trading division
 70     Generation sales other than native load          $--        $--        $--        $--        $--
 71     Other marketing and trading                       --         --         --         --         --
      APS
 72     Generation sales other than native load            2          1          2          2          7
 73     Other marketing and trading                        5          4         --          2         11
      Pinnacle West Energy
 74     Generation sales other than native load           --         --         --         --         --
 75     Other marketing and trading                       --         --         --         --         --
      APS ES
 76     Other marketing and trading                       --         --         --         --         --
                                                         ---        ---        ---        ---        ---
 77     Total gross margin before income taxes           $ 7        $ 5        $ 2        $ 4        $18
                                                         ===        ===        ===        ===        ===

See Glossary of Terms.                                               Page 4 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                            1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
                                                -------      -------      -------      -------    ----------
      AVERAGE ELECTRIC CUSTOMERS

      Retail customers
 78     Residential                             717,540      713,259      717,204      731,092      719,774
 79     Business                                 89,046       89,949       91,076       91,914       90,496
                                                -------      -------      -------      -------      -------
 80       Total                                 806,586      803,208      808,280      823,006      810,270
 81     Wholesale customers                          67           67           71           73           70
                                                -------      -------      -------      -------      -------
 82       Total customers                       806,653      803,275      808,351      823,079      810,340
                                                =======      =======      =======      =======      =======

 83     Customer Growth (% over prior year)         4.2%         4.3%         4.2%         4.0%         4.2%

      RETAIL ELECTRIC SALES (GWH) -
        WEATHER NORMALIZED

 84     Residential                               1,859        1,952        3,124        1,916        8,851
 85     Business                                  2,669        3,264        3,448        2,886       12,267
                                                -------      -------      -------      -------      -------
 86       Total                                   4,528        5,216        6,572        4,802       21,118
                                                =======      =======      =======      =======      =======

      RETAIL ELECTRICITY USAGE
        (KWH/AVERAGE CUSTOMER)

 87     Residential                               2,503        2,719        4,406        2,571       12,191
 88     Business                                 29,928       36,009       38,034       31,899      135,918

      RETAIL ELECTRICITY USAGE -
        WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

 89     Residential                               2,591        2,737        4,356        2,621       12,297
 90     Business                                 29,973       36,287       37,858       31,399      135,553

      ELECTRICITY DEMAND (MW)

 91     System peak demand                        3,343        4,885        4,935        3,881        4,935

See Glossary of Terms.                                               Page 5 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
                                        -------     -------     -------     -------    ----------
      ENERGY SOURCES (GWH)

      Generation production
 92     Nuclear                           2,295       2,080       2,397       2,077       8,849
 93     Coal                              2,677       2,764       3,230       3,204      11,875
 94     Gas, oil and other                  241         477         557         484       1,759
                                         ------      ------      ------      ------      ------
 95       Total                           5,213       5,321       6,184       5,765      22,483
                                         ------      ------      ------      ------      ------
      Purchased power
 96     Firm load                           170         753       1,470          87       2,480
 97     Marketing and trading             2,189       2,390       5,734       2,693      13,006
                                         ------      ------      ------      ------      ------
 98       Total                           2,359       3,143       7,204       2,780      15,486
                                         ------      ------      ------      ------      ------
 99       Total energy sources            7,572       8,464      13,388       8,545      37,969
                                         ======      ======      ======      ======      ======

      POWER PLANT PERFORMANCE

      Capacity Factors
100     Nuclear                              98%         88%        100%         87%         93%
101     Coal                                 72%         74%         85%         85%         79%
102     Gas, oil and other                    9%         18%         21%         18%         17%
103     System average                       61%         61%         71%         66%         65%

      Generation Capacity Out of Service
      and Replaced for Native Load
      (average MW/day)
104     Nuclear                              36         135           3         152          82
105     Coal                                337         368         177         172         264
106     Gas                                  --          --          --          --          --
107       Total                             373         503         180         324         345

108   Generation Fuel Cost ($/MWh)       $10.00      $10.96      $11.02      $11.33      $10.85

See Glossary of Terms.                                               Page 6 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                     1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
                                                         -------     -------     -------     -------    ----------
      ENERGY MARKET INDICATORS (A)

      Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
109       Palo Verde                                      $21.57      $29.02      $38.46      $33.31      $30.59
110       SP15                                            $21.26      $27.17      $35.01      $33.84      $29.32
        Off-Peak
111       Palo Verde                                      $13.94      $15.33      $20.73      $22.26      $18.07
112       SP15                                            $13.68      $14.47      $20.60      $25.06      $18.45

      WEATHER INDICATORS

      Actual
113      Cooling degree-days                                  71       1,312       2,353         589       4,325
114      Heating degree-days                                 459         112          --         359         930
115      Average humidity                                     34%         27%         40%         28%         32%
      10-Year Averages
116      Cooling degree-days                                  71       1,458       2,454         398       4,381
117      Heating degree-days                                 556          35          --         435       1,026
118      Average humidity                                     45%         25%         34%         40%         36%

      ECONOMIC INDICATORS

      Building Permits -- Metro Phoenix (b)
119      Single-family                                     8,873       9,299       8,223       6,855      33,250
120      Multi-family                                      2,337       2,396       1,861       3,011       9,605
                                                          ------      ------      ------      ------      ------
121        Total                                          11,210      11,695      10,084       9,866      42,855
                                                          ======      ======      ======      ======      ======

      Arizona Job Growth (c)
122     Payroll job growth (% over prior year)               3.9%        4.4%        4.6%        4.2%        4.3%
123     Unemployment rate (%, seasonally adjusted)           4.4%        4.4%        4.3%        4.3%        4.4%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.                                               Page 7 of 7